ENVIRI CORPORATION		Exhibit 21
Subsidiaries of Registrant

Subsidiary	Country of Incorporation	Ownership Percentage

EURL Tosyali Harsco Algeria	Algeria	100%
Harsco Metals Argentina S.A.	Argentina	100%
Harsco (Australia) Pty. Limited	Australia	100%
Harsco Metals Australia Pty. Ltd.	Australia	100%
Harsco Metals Australia Holding Investment Co. Pty. Ltd.	Australia	100%
Harsco Rail Pty. Ltd.	Australia	100%
AluServ Middle East W.L.L.	Bahrain	100%
Harsco Bahrain W.L.L.	Bahrain	100%
Harsco Belgium SRL	Belgium	100%
Harsco Rail Emirates Maatschap/Societe de Droit Commun	Belgium	100%
Harsco Brazil Investments SRL	Belgium	100%
Harsco Chile Investments SRL	Belgium	100%
Harsco Metals Limitada	Brazil	100%
Harsco Minerais Limitada	Brazil	100%
Harsco Rail Ltda	Brazil	100%
Carbicrete, Inc.	Canada	21%
Harsco Canada Corporation	Canada	100%
Harsco Canada General Partner Limited	Canada	100%
Harsco Canada Limited Partnership	Canada	100%
Harsco Nova Scotia Holding Corporation	Canada	100%
Harsco Metals Chile S.A.	Chile	100%
Harsco Metals (Ningbo) Pty. Ltd.	China	70%
Harsco Metals Zhejiang Co. Ltd.	China	70%
Harsco Metals Zhejiang Co., Ltd - Beliun Branch	China	70%
Shanxi TISCO-Harsco Technology Co., Ltd.	China	60%
Harsco APAC Rail Machinery (Beijing) Co., Ltd.	China	100%
Harsco Technology China Co., Ltd.	China	100%
Harsco (Tangshan) Metallurgical Materials Technology Co., Ltd	China	65%
Harsco (Tangshan) Metallurgical Materials Technology Co., Ltd. - GuYe Branch	China	65%
Harsco (Tangshan) Metallurgical Materials Technology Co., Ltd. - Leting Branch	China	65%
Czech Slag- Nova Hut s.r.o.	Czech Republic	65%
Harsco Metals CZ s.r.o	Czech Republic	100%
Harsco Metals Egypt L.L.C.	Egypt	100%
MultiServ Oy	Finland	100%
Harsco Metals and Minerals France S.A.S.	France	100%
Harsco France S.A.S.	France	100%
Harsco Metals Germany GmbH	Germany	100%
Harsco Minerals Deutschland GmbH	Germany	100%
Harsco Rail Europe GmbH	Germany	100%
Harsco Metals Guatemala S.A.	Guatemala	100%
Harsco China Holding Company Limited	Hong Kong	100%
Harsco Infrastructure Hong Kong Ltd	Hong Kong	100%
Harsco India Private Limited	India	100%
Enviri India Services Private Limited	India	100%
Harsco Track Machines and Services Private Limited	India	100%

ENVIRI CORPORATION		Exhibit 21
Subsidiaries of Registrant

Subsidiary	Country of Incorporation	Ownership Percentage
Ilserv S.R.L.	Italy	65%
Harsco Environmental S.R.L.	Italy	100%
Ballagio S.a.r.l.	Luxembourg	100%
Harsco Luxembourg S.a.r.l	Luxembourg	100%
Harsco Metals Investment S.A.R.L.	Luxembourg	100%
Harsco Metals Luxembourg S.A.	Luxembourg	100%
Harsco Metals Luxequip S.A.	Luxembourg	100%
Harsco International Finance S.a.r.l.	Luxembourg	100%
Harsco Rail Holding S.a.r.l.	Luxembourg	100%
Harsco Rail Malaysia Sdn Bhd	Malaysia	100%
Harsco Metals de Mexico S.A. de C.V.	Mexico	100%
GasServ (Netherlands) VII B.V.	Netherlands	100%
Harsco (Mexico) Holdings B.V.	Netherlands	100%
Harsco International B.V.	Netherlands	100%
Harsco Investments Europe B.V.	Netherlands	100%
Harsco Metals Holland B.V.	Netherlands	100%
Harsco Metals Transport B.V.	Netherlands	100%
Harsco Minerals Europe B.V.	Netherlands	100%
Harsco Nederland Slag B.V.	Netherlands	100%
Harsco Europa B.V.	Netherlands	100%
Heckett MultiServ China B.V.	Netherlands	100%
Heckett MultiServ Far East B.V.	Netherlands	100%
MultiServ Finance B.V.	Netherlands	100%
MultiServ International B.V.	Netherlands	100%
Slag Reductie Nederland B.V.	Netherlands	100%
Harsco Metals Norway A.S.	Norway	100%
Harsco Minerals Arabia LLC (FZC)	Oman	100%
Harsco Steel Mill Trading Arabia LLC	Oman	100%
Harsco Metals Peru S.A.	Peru	100%
Harsco Metals Polska SP Z.O.O.	Poland	100%
Harsco Metals CTS Prestacao de Servicos Tecnicos e Aluguer de Equipamentos Unipessoal, LDA	Portugal	100%
Ballagio Arabia LTD	Saudi Arabia	100%
Heckett MultiServ Saudi Arabia Co., Ltd.	Saudi Arabia	100%
Harsco Metals D.O.O. Smederevo	Serbia	100%
Harsco Metals Slovensko s.r.o.	Slovak Republic	100%
Harsco Infrastructure South Africa (Pty.) Ltd.	South Africa	100%
Harsco Metals Ilanga Pty. Ltd.	South Africa	74%
Harsco Metals RSA (Proprietary) Limited	South Africa	100%
Harsco Metals South Africa (Pty.) Ltd.	South Africa	100%
Harsco Metals SRH Mill Services (Pty.) Limited	South Africa	100%
Harsco Metals SteelServ (Proprietary) Limited	South Africa	100%
Heckett MultiServ (FS) Pty Ltd	South Africa	100%
Harsco Metal Reclamation SPV (Pty.) Ltd.	South Africa	100%
MultiServ Technologies (South Africa) Pty Ltd	South Africa	100%
Harsco Metals Gesmafesa S.A.	Spain	100%

ENVIRI CORPORATION		Exhibit 21
Subsidiaries of Registrant

Subsidiary	Country of Incorporation	Ownership Percentage
Harsco Metals Lycrete S.A.	Spain	100%
Harsco Metals Reclamet S.A.	Spain	100%
Harsco Metals Sweden A.B.	Sweden	100%
MultiServ (Sweden) AB	Sweden	100%
Harsco Rail Switzerland GmbH	Switzerland	100%
Harsco Metals Turkey Celik Limited Sirketi	Turkey	100%
Harsco Sun Demiryolu Ekipmanlari Uretim Ve Ticaret Limited Sirketi	Turkey	51%
Tosyali Harsco Geri Kazanim Teknolojileri Anonim Sirketi	Turkey	50%
Harsco Metals Middle East FZE	U.A.E.	100%
Altek Europe Holdings Limited	U.K.	100%
Altek Europe Limited	U.K.	100%
Altek Melting Solutions Limited	U.K.	100%
Faber Prest Limited	U.K.	100%
Harsco (U.K.) Limited	U.K.	100%
Harsco (UK) Group Limited	U.K.	100%
Harsco Infrastructure Group Ltd.	U.K.	100%
Harsco Infrastructure Services Ltd.	U.K.	100%
Harsco Investment Limited	U.K.	100%
Harsco Metals 385 Ltd	U.K.	100%
Harsco Metals Group Limited	U.K.	100%
Harsco Metals Holdings Limited	U.K.	100%
Harsco Rail Limited	U.K.	100%
SGB Holdings Limited	U.K.	100%
Scaffolding (Great Britain) Limited	U.K.	100%
SGB Investments Ltd.	U.K.	100%
Short Brothers (Plant) Limited	U.K.	100%
21st Century Environmental Management of NV, LLC	U.S.A.	100%
21st Century Environmental Management of RI, LLC	U.S.A.	100%
Accelerated Remediation Kinetics, LLC	U.S.A.	100%
Advanced Remediation & Disposal Technologies of Delaware, LLC	U.S.A.	100%
AES Asset Acquisition Corporation	U.S.A	100%
AERC Acquisition Corporation	U.S.A.	100%
Allied Environmental Group, LLC	U.S.A.	100%
Allworth, LLC	U.S.A.	100%
Altek LLC	U.S.A.	100%
Assessment & Remedial Design Technologies, Inc	U.S.A.	100%
Burlington Environmental LLC	U.S.A.	100%
Harsco Clean Earth Holdings LLC	U.S.A.	100%
Carteret Asphalt Corporation	U.S.A.	100%
CEHI Acquisition LLC	U.S.A.	100%
CEI Holding LLC	U.S.A.	100%
Chemical Pollution Control of Florida, LLC	U.S.A.	100%
Chemical Pollution Control of New York, LLC	U.S.A.	100%
Chemical Reclamation Services, LLC	U.S.A.	100%
Clean Earth Corporate Services, LLC	U.S.A.	100%

ENVIRI CORPORATION		Exhibit 21
Subsidiaries of Registrant

Subsidiary	Country of Incorporation	Ownership Percentage
Clean Earth Dredging Technologies, LLC	U.S.A.	100%
Clean Earth Environmental Services, Inc.	U.S.A.	100%
Clean Earth Environmental Solutions, Inc.	U.S.A.	100%
Clean Earth Government Services, LLC	U.S.A.	100%
Clean Earth Holdings, LLC	U.S.A.	100%
Clean Earth, LLC	U.S.A.	100%
Clean Earth of Alabama, Inc	U.S.A.	100%
Clean Earth of Carteret, LLC	U.S.A.	100%
Clean Earth of Georgia, LLC	U.S.A.	100%
Clean Earth of Greater Washington, LLC	U.S.A.	100%
Clean Earth of Maryland, LLC	U.S.A.	100%
Clean Earth of Michigan, LLC	U.S.A.	100%
Clean Earth Mobile Services, LLC	U.S.A.	100%
Clean Earth of New Castle, LLC	U.S.A.	100%
Clean Earth of North Jersey, Inc.	U.S.A.	100%
Clean Earth of Philadelphia, LLC	U.S.A.	100%
Clean Earth of Puerto Rico, LLC	U.S.A.	100%
Clean Earth of Southeast Pennsylvania, LLC	U.S.A.	100%
Clean Earth of Southern Florida, LLC	U.S.A.	100%
Clean Earth of West Virginia, LLC	U.S.A.	100%
Clean Earth of Williamsport, LLC	U.S.A.	100%
Clean Earth Specialty Waste Solutions, Inc.	U.S.A.	100%
Clean Rock Properties, Ltd	U.S.A.	100%
CLEH, Inc.	U.S.A.	100%
Environmental Soil Management, Inc	U.S.A.	100%
Environmental Soil Management of New York, LLC	U.S.A.	100%
Enviri II Corp	U.S.A.	100%
Enviri LLC	U.S.A.	100%
ESOL TOPCO, LLC	U.S.A.	100%
Gardner Road Oil, LLC	U.S.A.	100%
General Environmental Management of Rancho Cordova, LLC	U.S.A.	100%
Harsco Defense Holding, LLC	U.S.A.	100%
Harsco Financial Holdings LLC	U.S.A.	100%
Harsco Holdings, Inc.	U.S.A.	100%
Harsco Infrastructure Holdings, Inc.	U.S.A.	100%
Harsco Metals Holding LLC	U.S.A.	100%
Harsco Metals Intermetal LLC	U.S.A.	100%
Harsco Metals Operations LLC	U.S.A.	100%
Harsco Metals SRI LLC	U.S.A.	100%
Harsco Metals VB LLC	U.S.A.	100%
Harsco Metro Rail, LLC	U.S.A.	100%
Harsco Metro Rail Holdings, LLC	U.S.A	100%
Harsco Minerals Technologies LLC	U.S.A.	100%
Harsco Minnesota Finance, Inc.	U.S.A.	100%
Harsco Minnesota LLC	U.S.A.	100%

ENVIRI CORPORATION		Exhibit 21
Subsidiaries of Registrant

Subsidiary	Country of Incorporation	Ownership Percentage
Harsco Rail, LLC	U.S.A.	100%
Harsco Receivables LLC	U.S.A.	100%
Harsco Technologies LLC	U.S.A.	100%
Luntz Acquisition (Delaware) LLC	U.S.A.	100%
MKC Acquisition Corporation	U.S.A.	100%
Northland Environmental LLC	U.S.A.	100%
Nortru, LLC	U.S.A.	100%
Phillip Reclamation Services Houston, LLC	U.S.A.	100%
Protran Technology LLC	U.S.A.	100%
PSC Environmental Services, LLC	U.S.A.	100%
PSC Recovery Systems, LLC	U.S.A.	100%
Real Property Acquisition, LLC	U.S.A.	100%
Republic Environmental Recycling (New Jersey), LLC	U.S.A	100%
Republic Environmental Systems (Pennsylvania), LLC	U.S.A.	100%
Republic Environmental Systems (Transportation Group), LLC	U.S.A.	100%
Rho-Chem LLC	U.S.A.	100%
Solvent Recovery, LLC	U.S.A.	100%
Heckett Multiserv MV & MS, CA	Venezuela	100%

ENVIRI CORPORATION	Exhibit 21
Subsidiaries of Registrant

Companies in which Enviri Corporation does not exert management control are not consolidated. These companies are listed below as unconsolidated entities.

Company Name	Country of Incorporation	Ownership Percentage

P.T. Purna Baja Harsco	Indonesia	26%